FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                AGREEMENT OF LIMITED PARTNERSHIP OF
          PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP

     The undersigned, being the sole general partner of Price Development Company, Limited Partnership (the "Partnership"), a limited partnership formed under the Maryland Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Agreement of Limited Partnership, dated July 15, 1999 (the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this First Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. EXHIBIT OF OBLIGATED PARTNERS. EXHIBIT B to the Partnership Agreement is hereby deleted in its entirety and replace by EXHIBIT B hereto which identifies each Obligated Partner of the Partnership and such Obligated Partner's respective Restoration Amount.

     2.   RATIFICATION.    Except  as  expressly  modified  by  this  First
Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated: July 21, 1999





                         JP REALTY, INC.,
                         as general partner



                         By:  /s/ G. REX FRAZIER
                              ----------------------
                              Name: G. Rex Frazier
                              Title: President

                             EXHIBIT B

                    LIST OF OBLIGATED PARTNERS


            Obligated Partner                                        Restoration Amount{1}
Boise Mall Investment Co., Ltd.{2}                     $10,431,500 less 21.32857% of the Guaranteed
                                                       Amount (which amount will initially equal
                                                       $3,857,332)
Cache Valley Mall Partnership, Ltd.                    $2,904,771 less the Guaranteed Amount (which
                                                       will initially equal $1,074,108)
Curtis, Greg                                           $12,971 less the Guaranteed Amount (excluding
                                                       the Allocable Share) (which amount will
                                                       initially equal $4,796)
Fairfax Holding, LLC                                   $37,653,048 less the Guaranteed Amount and
                                                       Allocable Share (which amount will initially
                                                       equal $13,923,110)
Frazier, G. Rex                                        $433,980 less the Guaranteed Amount (excluding
                                                       the Allocable Share) (which amount will
                                                       initially equal $160,474)
Frei, Michael                                          $196,483 less the Guaranteed Amount (which
                                                       amount will initially equal $72,654)
James J. Cordano Jr. Children's Trust                  $500,000
JCP Realty, Inc.                                       $2,499,998
King American Hospital, Ltd.{3}                        $146,152 less 50% of the Guaranteed Amount
                                                       (which amount will initially equal $54,043)
Price Eastbay, Ltd.{4}                                 $200,959 less the Guaranteed Amount (which
                                                       amount will initially equal $74,309)
King, Warren P.                                        $1,251,609 less the Guaranteed Amount (which
                                                       will initially equal $462,812)
Mendenhall, Paul K.                                    $20,005 less the Guaranteed Amount (excluding
                                                       the Allocable Share) (which amount will
                                                       initially equal $7,397)
North Plains Development Company, Ltd.                 $6,019,636 less the Guaranteed Amount (which
                                                       amount will initially equal $2,225,904)
Olson, Carl                                            $360,904 less the Guaranteed Amount (which
                                                       amount will initially equal $133,453)
Peterson, Martin G.                                    $357,433 less the Guaranteed Amount (excluding
                                                       the Allocable Share) (which amount will
                                                       initially equal $132,169)
Pine Ridge Development Co., Ltd.                       $18,497,363 less the Guaranteed Amount (which
                                                       amount will initially equal $6,839,840)
Pine Ridge Land Company, Ltd.                          $512,354 less the Guaranteed Amount (which
                                                       amount will initially equal $189,455)
Price Commerce, Ltd. (fka KP Associates, Ltd.)         $146,152 less 50% of the Guaranteed Amount
                                                       (which amount will initially equal $54,043)

Price Fremont Company, Ltd.                            $219,959 less the Guaranteed Amount (which
                                                       amount will initially equal $81,335)
Price Glendale Company                                 $4,201,870 less the Guaranteed Amount (which
                                                       amount will initially equal $1,553,741)
Price Rock Springs Company, Ltd.                       $6,403,285 less the Guaranteed Amount (which
                                                       amount will initially equal $2,367,767)
John Price                                             $9,326
Red Cliff Mall Inv. Co., Ltd.                          $1,379,310 less the Guaranteed Amount (which
                                                       amount will initially equal $510,033)

1 The term "Allocable Share" means the portion of the Guaranteed Amount of a partner that was originally guaranteed by such partner as a partner of Boise Mall Development Co., Ltd. and is currently being allocated to such Obligated Partner as a partner of Boise Mall Investment Co., Ltd.

2 With respect to Boise Mall Investment Co., Ltd., its Guaranteed Amount shall include the amount of Price Capital Corp. $95 million
     Collateralized Notes due 2001 currently directly guaranteed by its current partners pursuant to that Limited Guarantee Agreement, dated January 21, 1994, by and among Boise Mall Development Co., Ltd.,
     Continental Bank, N.A., and certain partners of Boise Mall Development Co., Ltd.

3    With respect to King  American  Hospital,  Ltd.,  its Guaranteed Amount
     shall include the amount of Price Capital Corp. $95 million Collateralized Notes due 2001 directly guaranteed by KP Associates, Ltd. pursuant to that Limited Guarantee Agreement, dated January 21, 1994, by and among KP Associates, Ltd., Continental Bank, N.A., and certain partners of KP Associates, Ltd.

4 With respect to Price Eastbay, Ltd., its respective Guaranteed Amount shall include the amount of Price Capital Corp. $95 million Collateralized Notes due 2001 directly guaranteed by Price Provo, Ltd. pursuant to that Limited Guarantee Agreement, dated January 21, 1994, by and amount Price Provo, Ltd. Continental Bank, N. A., and certain partners of Price Provo, Ltd.